Monthly Insight

NOV 30, 2012	The China Fund, Inc. (CHN)

Investment Objective

The investment objective of the Fund is to achieve long term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, ‘China companies’ are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to this policy.

Performance Overview

Performance History	1 month	3 months	YTD	1 Year	3 Years (p.a.)	5 Years (p.a.)	10 Years (p.a.)	Since Inception
NAV (%)	1.92	5.49	7.40	6.62	2.78	0.64	18.27	10.57
Market price (%)	3.34	5.96	10.09	2.43	1.89	1.56	18.59	9.58
Benchmark (%)	3.66	12.31	19.36	22.35	4.53	-1.78	12.21	N/A

Performance History	2011	2010	2009	2008	2007	2006	2005	2004
NAV (%)	-24.37	27.25	72.82	-46.95	86.20	57.10	6.09	3.80
Market price (%)	-27.51	23.60	72.19	-40.65	50.24	65.67	-21.51	-9.95
Benchmark (%)	-18.36	13.60	67.12	-49.37	37.97	39.50	10.27	14.27

Source : State Street Bank and Trust Company. Source for index data: MSCI as at November 30, 2012.

Portfolio Analysis

Source: State Street Bank and Trust Company as at October 31,2012.	* China includes A-shares (3.9%), A-share equity linked securities (8.2%), B-shares (11.9%) and H-shares (15.7%).

The China Fund, Inc (CHN)

Portfolio Analysis (continued)

Top 10 Holdings	Sector	%	Direct Investments	Sector	%
TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD.	I.T.	6.2	GOLDEN MEDITECH HOLDINGS, LTD. 15.0%, 5/16/13	OTHERS	1.4
INDUSTRIAL & COMMERCIAL BANK OF CHINA	FINANCIALS	5.1	GOLDEN MEDITECH HOLDINGS, LTD. 15.0%, 11/16/13	OTHERS	1.4
SUN HUNG KAI PROPERTIES, LTD.	FINANCIALS	4.0
DIGITAL CHINA HOLDINGS, LTD.	I.T.	4.0
HAND ENTERPRISE SOLUTIONS CO., LTD.	I.T.	3.9
CHINA MOBILE, LTD.	TELECOM	3.7
CHINA MEDICAL SYSTEM HOLDINGS, LTD.	HEALTH CARE	3.5
CHINA EVERBRIGHT INTERNATIONAL, LTD.	INDUSTRIALS	3.2
TAIWAN FAMILYMART CO., LTD.	CON. DISC.	3.1
TRACKER FUND OF HONG KONG	OTHERS	3.1
Total		39.8	Total		2.8

Source : State Street Bank and Trust Company as at November 30, 2012.

Fund Details

NAV	$24.97
Market price	$22.58
Premium/Discount	-9.57%
Market cap	US$360.0m
Shares outstanding	15,945,435
Exchange listed	NYSE
Listing date	July 10, 1992
Benchmark	MSCI Golden Dragon Index (Total Return)
Fund Manager	Christina Chung
Listed and direct investment manager	RCM Asia Pacific Limited

Source : State Street Bank and Trust Company as at November 30, 2012.

Dividend History (10 years)

Declaration date	Ex-dividend date	Record date	Payable date	Dividend/Share	Income	Long-term Capital	Short-term Capital
8 Dec 2011	21 Dec 2011	23 Dec 2011	29 Dec 2011	2.99640	0.17420	2.82220	0.00000
8 Dec 2010	21 Dec 2010	24 Dec 2010	29 Dec 2010	2.27420	0.37460	1.89960	0.00000
9 Dec 2009	22 Dec 2009	24 Dec 2009	29 Dec 2009	0.25570	0.25570	0.00000	0.00000
8 Dec 2008	22 Dec 2008	24 Dec 2008	23 Jan 2009	5.81740	0.48130	5.33610	0.00000
7 Dec 2007	19 Dec 2007	21 Dec 2007	25 Jan 2008	12.12000	0.28000	9.00000	2.84000
8 Dec 2006	19 Dec 2006	21 Dec 2006	29 Dec 2006	4.01170	0.29960	2.73090	0.98120
9 Dec 2005	19 Dec 2005	21 Dec 2005	29 Dec 2005	2.51190	0.21720	2.29470	0.00000
13 Dec 2004	20 Dec 2004	22 Dec 2004	7 Jan 2005	3.57010	0.19630	3.26640	0.10740
19 Dec 2003	29 Dec 2003	31 Dec 2003	15 Jan 2004	1.78000	0.07000	0.67000	1.04000
17 Dec 2002	23 Dec 2002	26 Dec 2002	15 Jan 2003	0.21437	0.06397	0.00069	0.14971

Source : State Street Bank and Trust Company

2

The China Fund, Inc (CHN)

The China Fund Inc.  NAV Performance of USD $10,000 since inception (with dividends reinvested at NAV price)

Past performance is not a guide to future returns.

Source : State Street Bank and Trust Company as at November 30, 2012.

The China Fund, Inc. Premium/Discount

Past performance is not a guide to future returns.

Source : State Street Bank and Trust Company as at November 30, 2012.

3

The China Fund, Inc (CHN)

Manager’s Commentary

Market review

In November, the Hong Kong equity market remained volatile but ended the month at a higher level. The market was once again affected by news flow in the United States on budget concerns and weak economic data during the month. The Hong Kong government imposed a new stamp duty on corporate and non-permanent-resident buyers of homes in Hong Kong in late October. This adversely impacted share prices of property stocks only for a short period amidst fund inflows into the Hong Kong equity market. Although China's economic data continued to show signs of stabilization, the H-shares market was a laggard, dragged down by the weak A-shares market performance as domestic investment sentiment remained bearish.

Fund review

In November, the Fund underperformed relative to the benchmark mainly due to stock selection in the information technology and consumer staples sectors.

The key detractors for the month were the white liquor stocks. Their share prices plummeted due to claims that the liquor contained an excessive amount of harmful plasticizer in November, and similar allegation on Moutai's liquor in early December. Moutai responded to deny the claim with the testing reports showing their liquor meeting the national standards. Despite the negative news, the earnings visibility of this high end liquor maker remains high and the valuation is attractive at current level.

In November, the Fund exercised its put on the shares of China Bright and received payment of its original investment in China Bright as partial payment of the put price. The balance of the payment is due in two installments in 2013, together with interest at 15%, and is secured by shares in China Bright. In our view, the payment of the installments will likely be dependent on the ability of China Bright's parent (Golden Meditech) to complete an initial public offering for China Bright or another liquidity event.

Outlook

Recent economic indicators continue to suggest that the China economy is stabilizing. Industrial profits have also shown signs of improvement of late. Meanwhile, the conclusion of the 18th Party Congress has eased political concerns as well as triggered expectations of reform measures to be implemented by the new government after March 2013. Against this backdrop, we believe that increased liquidity will favor China equities and hence there is room for China equity market valuation to recover following a period of sharp de-rating.

Source : RCM Asia Pacific Limited as at November 30, 2012.

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The China Fund, Inc (CHN)

Portfolio Holdings

					Percentage of
CUSIP	Security Description	Cost Base	Base MV	Shares	Net Assets
688910900	Taiwan Semiconductor Manufacturing Co., Ltd.	19,343,474	24,819,377	7,306,000	6.2
B1G1QD902	Industrial & Commercial Bank of China	20,739,449	20,129,374	29,829,000	5.1
685992000	Sun Hung Kai Properties, Ltd.	14,524,567	15,992,207	1,092,000	4.0
635186901	Digital China Holdings, Ltd.	17,914,700	15,984,039	9,603,000	4.0
B3VN92906	HAND Enterprise Solutions Co., Ltd.	1,793,494	15,508,195	6,369,715	3.9
607355906	China Mobile, Ltd.	13,583,976	14,577,163	1,278,000	3.7
B6WY99909	China Medical System Holdings, Ltd.	1,487,481	13,850,568	20,330,300	3.5
663094902	China Everbright International, Ltd.	12,183,629	12,692,193	26,730,000	3.2
644094906	Taiwan FamilyMart Co., Ltd.	2,628,424	12,363,550	2,529,652	3.1
618855902	Tracker Fund of Hong Kong	11,917,007	12,321,955	4,292,000	3.1
633393905	Enn Energy Holdings, Ltd.	744,584	12,068,412	2,680,000	3.0
B00G0S903	CNOOC, Ltd.	11,883,847	11,809,513	5,547,000	3.0
B2R2ZC908	CSR Corp., Ltd.	9,248,041	10,320,910	12,212,000	2.6
670039007	Uni-President Enterprises Corp.	1,609,768	9,452,374	5,291,508	2.4
619376908	China Resources Land, Ltd.	5,946,868	9,221,602	3,436,000	2.3
99ZMCS903	Kweichow Moutai Co., Ltd.	8,981,307	8,643,177	251,649	2.2
674842901	Ruentex Development Co., Ltd.	3,423,335	8,405,777	4,416,301	2.1
629099904	WT Microelectronics Co., Ltd.	8,149,274	8,266,554	6,746,530	2.1
913BMZ902	Ping An Insurance (Group) Company of China, Ltd.	9,494,980	8,225,240	1,418,047	2.1
634007900	Kunlun Energy Co., Ltd.	6,300,267	7,952,966	3,906,000	2.0
B01CT3905	Tencent Holdings, Ltd.	6,391,568	7,627,217	234,200	1.9
B1YMYT902	Hiwin Technologies Corp.	9,693,067	6,911,467	942,750	1.7
17313A533	Gree Electric Appliances, Inc.	6,453,442	6,861,454	1,838,546	1.7
637248907	MediaTek Inc.	6,194,126	6,358,832	559,000	1.6
34415V109	Focus Media Holding, Ltd.	5,976,531	6,083,115	250,437	1.5
17307D352	Wuliangye Yibin Co., Ltd.	3,118,592	6,018,238	1,403,507	1.5
643648900	Shenzhen International Holdings, Ltd.	4,383,169	6,003,368	71,580,000	1.5
626073902	Delta Electronics, Inc.	4,550,608	5,780,960	1,615,000	1.5
671815900	Qingling Motors Co., Ltd.	7,603,282	5,768,250	24,836,000	1.5
B3ZVDV905	Sinopharm Group Co., Ltd.	3,844,680	5,697,208	1,843,600	1.4
986PLF007	Golden Meditech Holdings, Ltd. 15.0%, 5/16/13	5,557,209	5,558,356	58,222,500^	1.4
986PLG005	Golden Meditech Holdings, Ltd. 15.0%, 11/16/13	5,557,209	5,558,356	58,222,500^	1.4
B1JNK8908	China Coal Energy Co., Ltd.	6,860,736	5,336,898	5,296,000	1.3
959GRNII9	Taiwan Life Insurance Co., Ltd., 4.0%, 12/28/14	6,178,274	5,252,246	200,000,000	1.3
651795908	Natural Beauty Bio-Technology, Ltd.	4,906,910	4,924,808	47,710,000	1.2
620267906	Advantech Co., Ltd.	4,104,778	4,795,002	1,284,000	1.2
600245005	ASM Pacific Technology, Ltd.	5,467,670	4,793,174	410,700	1.2
644806002	Hutchison Whampoa, Ltd.	4,088,916	4,652,658	453,000	1.2
626735906	Hong Kong Exchanges and Clearing, Ltd.	4,018,117	4,096,934	257,100	1.0
665157905	Comba Telecom Systems Holdings, Ltd.	7,565,579	3,944,984	10,958,500	1.0
604364901	Yantai Changyu Pioneer Wine Co., Ltd.	5,808,831	3,465,545	688,856	0.9
643055908	Golden Meditech Holdings, Ltd.	4,555,715	3,390,902	35,040,000	0.9
B633D9904	Zhongsheng Group Holdings, Ltd.	3,466,065	3,290,512	2,662,000	0.8
B1CKXF901	Zhengzhou Yutong Bus Co., Ltd.	3,096,799	2,729,826	825,469	0.7
B4PTR3906	Fook Woo Group Holdings, Ltd.	7,974,083	2,237,388	25,314,000	0.5
B05LP6908	CDW Holding, Ltd.	772,321	2,065,630	26,269,000	0.5
631349909	Chaoda Modern Agriculture (Holdings), Ltd.	9,287,936	0	26,651,357	0.0
B04W2V905	FU JI Food & Catering Services	4,246,696	0	5,462,000	0.0

Source : State Street Bank and Trust Company as at November 30, 2012.

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The China Fund, Inc (CHN)

The information contained herein has been obtained from sources believed to be reliable but RCM and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s annual and semiannual reports, proxy statement and other fund information, which may be obtained by contacting your financial advisor or visiting the fund’s website at www.chinafundinc.com. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on investment strategies and opportunities. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange, where shares may trade at a premium or a discount. Holdings are subject to change daily.